UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 21, 2007

                              ATC HEALTHCARE, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-11380               11-2650500
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
      of Incorporation)              File Number)       Identification Number)


      1983 Marcus Avenue
      Lake Success, New York                             11042
   (Address of Principal Executive Offices)            (Zip Code)

                                 (516) 750-1600
              (Registrant's telephone number, including area code)

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         (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
Year.

      On August 8, 2006, the Securities and Exchange Commission approved new American Stock Exchange listing standards setting forth Direct Registration System ("DRS") eligibility requirements. DRS enables investors to maintain securities electronically on the books of a transfer agent or issuer and allows for the electronic transfer of securities. To meet DRS requirements, on December 21, 2007, the Board of Directors of ATC Healthcare, Inc. (the "Company") approved an amendment to the Amended and Restated Bylaws of the Company.

      The amendment to the Amended and Restated Bylaws of the Company amended
Article VII , Section 7.1 of the Company's bylaws to provide for both certificated and uncertificated stocks. Previously, the Company's bylaws provided only for certificated stocks.

      An amendment to Article VII, Section 7.2 of the Company's bylaws provides for registration of transfers of both certificated and uncertificated stock. Previously, the Company only provided for registration of transfers of certificated stock.

      And lastly, the amendment added a new section to Article VII. The newly adopted section 7.5 of Article VII of the Company's bylaws allows the Board of Directors to make rules, policies, and procedures regarding the issue, transfer, and registration of shares of stock of the Company, whether such shares are certificated or uncertificated.

      The amendment is effective as of December 21, 2007. The foregoing description of the amendment to the Company's bylaws is not complete and is qualified in its entirety by reference to the text of the amendment to the bylaws of the Company attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits.

      The following exhibit is filed as part of this Form 8-K:

      Exhibit 3.1 Text of Amendment to the Amended and Restated Bylaws of the Company adopted as of December 21, 2007.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATC HEALTHCARE, INC.


                                   By: /s/  David Kimbell
                                       -----------------------------------------
                                       David Kimbell
                                       Senior Vice President-Finance,
                                       Chief Financial Officer and Treasurer


Date:   December 28, 2007


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                                  Exhibit Index

Exhibit No.   Description
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3.1           Text of Amendment to the Amended and Restated Bylaws of ATC
              Healthcare, Inc. adopted as of December 21, 2007.